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                                                                Exhibit 10(qqq)


                           AGREEMENT FOR ACH SERVICES
                           --------------------------

         AGREEMENT,  dated  as  of   July 1,  1996,  between  CHECKFREE
CORPORATION, having its principal place of business at 8275 North High Street, Columbus, Ohio 43235 (the "Company") and THE CHASE MANHATTAN BANK, N.A., having its principal place of business at 1 Chase Manhattan Plaza, New York, NY 10061 ("Chase"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings provided in the Operating Rules (the "Rules") of the National Automated Clearing House Association and the Chase Automated Clearing House, Inc.

                                    RECITALS
                                    --------

         A. The Company provides electronic payment processing services to individuals and businesses who have contracted with the Company for such services (collectively the "Clients"). Pursuant to its contracts with its Clients, the Company acts as either a payment agent or collection agent for the payment or collection of monthly or other periodic charges (the "Periodic Payments") through an electronic payment processing service. The Company has advised Chase that in the course of performing these services, the Company is from time to time in possession of its Clients' funds.

         B. The Company wishes (i) to initiate Debit Entries and Credit Entries through the automated clearing house ("ACH") system in order to collect funds from the depository financial institution accounts of the Clients and pay funds to the entities specified by the Clients (the "Payees") and (ii) to transmit Files of such Entries directly to the New York Automated Clearing House ("NYACH") using a routing number that identifies Chase as the Originating Depository Financial Institution, and Chase is willing to allow the Company to use such routing number.

         C. In some instances, the Company must hold the Periodic Payments in clearing accounts at Chase until the funds clear through the ACH system, at which time the Company makes payments with checks or electronic transfers drawn on the Company's account.

         D. The Company wishes to establish one or more demand deposit accounts to hold the Periodic Payments while in transit end desires that Chase acknowledge the Company's representation regarding the ownership of these funds by the Clients and waive its set-off rights with respect to the funds in such account(s). The Company further desires that a procedure be put into place to notify the Company in the event of third party claims that such funds constitute property of the Company and permit the Company the opportunity to contest such claims. Chase wishes to assist the Company in establishing such demand deposit accounts and to provide the services necessary to accomplish the foregoing.

         NOW, THEREFORE, in consideration of the agreements of the parties set forth below, the Company and Chase hereby agree as follows:

         1. ESTABLISHMENT OF CHECKFREE CLIENT ACCOUNTS. The Company shall open one or more demand deposit accounts at Chase in which the Company will collect, hold and pay out funds for the benefit of the Company's Clients. The title of each such account shall be "Checkfree Corporation Collections Held in Trust for the Benefit of Clients Account" (collectively, the "Checkfree Client Accounts"). The Checkfree Client Accounts shall be credited with the funds payable under the Debit Entries originated by the Company and shall be charged in the amount of




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the Credit Entries originated by the Company. The Checkfree Client Accounts are described by account number and other appropriate identifying information as set forth on Exhibit A attached hereto and incorporated herein by this reference. The information contained on Exhibit A shall be updated from time to time by the parties, as appropriate, to reflect current information concerning the Checkfree Client Accounts. The Company hereby reserves the right to receive interest payable by Chase under any arrangement whereby funds are swept out of the Checkfree Client Accounts and placed overnight (or longer) in one or more interest bearing accounts, and Chase agrees to pay such interest earned into a separate Company account and to not commingle the interest with the funds in the Checkfree Client Accounts.

         The Checkfree Client Accounts, Return Item Accounts (as such term is hereafter defined) and any other accounts maintained by the Company at Chase shall also be governed by the terms of Chase's account conditions, as amended from time to time, except that in the event of any conflict between said account conditions and this Agreement, this Agreement shall control. Nothing in said account conditions shall alter the Company's right to categorize the funds held in the Checkfree Client Accounts as funds held in trust by the Company for the benefit of the Company's Clients.

         Notwithstanding the foregoing, the Company understands and agrees that Chase's obligations set forth in this Agreement (and otherwise with respect to the Checkfree Client Accounts) run solely to the Company and that Chase has no relationship with, and has assumed no obligations to, the Company's Clients. Without limitation of the foregoing, Chase shall not be deemed to have any fiduciary obligation towards or relationship of agency with or for the Clients or the Company in performing its duties under this Agreement. Chase's duties with respect to the Checkfree Client Accounts shall continue to be that of a debtor/creditor as in any other depository account relationship (except as otherwise set forth in this Agreement). Chase shall have no duty whatsoever to monitor the deposits or withdrawals from the Checkfree Client Accounts (whether made by means of the Debits and Credits or otherwise).

         2. AUTHORIZATION. Prior to the initiation of the first Debit Entry to a Client's account, the Company shall obtain an authorization from such Client which permits the initiation from time to time of Debit Entries to such Client's account. Each authorization shall be in a form which complies with the Rules.

         3. TRANSMISSION OF FILES TO NYACH. The Company shall, at such times as shall be mutually agreed upon by the parties, create Files of Debit Entries or Credit Entries, using an origin number identifying the Company as Originator and using a routing number identifying Chase as the Originating Depository Financial Institution. Chase shall specify which Chase routing number(s) (the "Chase Routing Number") may be used by the Company and the Company will not use any other Chase routing numbers on its Files. The Company shall not make any use of the Chase Routing Number except as specifically permitted under this Agreement.

         The Company shall transmit the Files directly to NYACH by means of authenticated mainframe computer transmission in accordance with and subject to, the security procedures set forth in Section 4 hereof. The Company shall ensure that all Files are transmitted in the appropriate NACHA format for the transactions contained in such Files.

         Concurrently with the transmission of a File to NYACH, the Company will transmit a duplicate of such File to Chase, or advise Chase of the transmission of such file to NYACH in such other manner as shall be mutually agreed upon by the parties.



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         Chase shall establish a maximum aggregate dollar limit for Credit
Entries originated by the Company having the same settlement date (the "Exposure Limit"), which Chase shall communicate to NYACH. The Company understands and agrees that Chase has instructed NYACH to suspend any File or Files containing Credit Entries which exceed the Exposure Limit and not to process such Files unless and until Chase's approval is received, which approval may be granted or withheld by Chase in its sole discretion. The Exposure Limit shall be subject to revision or cancellation by Chase at any time without prior notice, although Chase will endeavor to notify the Company prior to any such revision or cancellation.

         Chase shall also have the right to monitor the aggregate dollar amount of Debit Entries transmitted to NYACH under this Agreement. If at any time Chase determines that the aggregate dollar amount of Debit Entries or Credit Entries originated by the Company is excessive in relation to the Company's financial condition, or if in the opinion of Chase the Company's financial condition has become materially impaired, Chase shall have the right at any time to (a) require the Company to deposit good and collected funds with respect to each Credit Entry at such time prior to the settlement date therefor as Chase shall specify, and/or (b) require the Company to maintain collateral or an imprest balance with Chase in an amount specified by Chase. Further, in the event the Company at any time fails to cover an overdraft upon demand as required under Sections 6 and 8(a), Chase shall have the right to immediately notify NYACH to suspend processing for the Company until such time as such overdraft is funded. Chase's rights set forth in this paragraph are in addition to any termination rights Chase may have under Section 14.

         4. AUTHENTICATION OF FILES. The Company agrees to obtain any necessary equipment (including hardware and software) to implement authentication between itself and NYACH and to authenticate each File transmitted to NYACH under this Agreement. As between Chase and the Company, any unauthorized Debit Entry or Credit Entry shall be solely the responsibility of the Company.

         In connection with the authentication link between the Company and NYACH, it is understood and agreed that Chase will be furnishing to NYACH, at NYACH's request and in a form provided by NYACH, (i) an ACH Authentication Contact Letter (the "Contact Letter") setting forth the names of individuals at the Company who will serve as ACH Security Officer (one person) and Personal Computer Authentication Contacts (three people) and (ii) an Authentication Equipment Agreement (the "NYACH Authentication Agreement") acknowledging receipt of authentication equipment which NYACH will furnish to the Company. The Company shall designate an ACH Security Officer and three Computer Authentication Contacts, as required by the Contact Letter, and furnish their names, titles, addresses and telephone numbers to Chase so that Chase may complete the Contact Letter. In connection with the Contact Letter and NYACH Authentication Agreement, the Company hereby agrees as follows:

         (a) The Company hereby represents, warrants and covenants that each ACH Security Officer and Computer Authentication Contact designated at any time by the Company pursuant to this Agreement has been duly authorized by the Board of Directors of the Company (or designated by an individual who has been duly authorized by such Board of Directors to make such designation) to order the issuance of Debit Entries and Credit Entries and to otherwise perform their functions as described in the Contact Letter and Authentication Agreement.

         (b) Without limitation of anything contained in clause (a) above, the Company further represents, warrants and covenants that the Company shall take all actions necessary to ensure that each ACH Security Officer and Computer Authentication Contact is informed of his or her responsibilities under the Contact Letter and Authentication Agreement, fully understands such



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responsibilities and is capable of fulfilling such responsibilities. Such responsibilities include the following:

            ACH SECURITY OFFICER - Must understand the authentication process and be able to authorize bypass when necessary. Must be able to serve as the primary participant contact for any ACH security related issue, provide for the security of the authentication device and key, and insure (through Telecommunications/Operations personnel) that the device is functioning and in the data path when communicating with NYACH.

            AUTHENTICATION CONTACTS - Must be authorized to instruct NYACH by telephone that the Company will operate In bypass authentication mode. Must confirm such instruction upon receipt of telephone call from NYACH. Must be able to serve as back-up ACH Security Officer in the named ACH Security Officer's absence.

         (c) The Company shall notify Chase (or, at Chase's request, NYACH) in writing within seven (7) calendar days should any ACH Security Officer or Authentication Contact, for whatever reason, cease employment with the Company or be re-assigned and shall notify Chase (or, at Chase's request, NYACH) of any replacement for such person.

         (d) The Company represents and warrants that it has established and will follow appropriate security procedures in notifying NYACH that the Company will operate in bypass authentication mode.

         (e) The Company hereby acknowledges that it has received from NYACH the authentication unit[s], switching device[s], and cables ("Authentication Equipment") listed on the ACH Authentication Equipment Inventory attached hereto as Exhibit B to be installed at the Company's processing facility by the Company for use in connection with a security procedure established by NYACH for the purposes of (i) verifying that an ACH entry or a communication amending or cancelling an ACH entry has been sent to NYACH by the Company or sent to the Company by NYACH and (ii) detecting error in the transmission of an ACH entry or a communication amending or cancelling an ACH entry. The Company acknowledges that the authentication equipment listed on the attached ACH Authentication Equipment Inventory, and any subsequent ACH Authentication Equipment Inventory adding to, deleting from, or modifying the list of authentication equipment in the Company's possession, is the sole property of The New York Clearing House Association ("NYCHA") and that the Company shall have no right, title, or interest in any of the authentication equipment. The Company further agrees to return the Authentication Equipment to NYCHA or NYACH upon NYACH's or NYCHA's demand or if the Company ceases to originate Entries under this Agreement.

         (f) The Company understands that upon receiving an instruction from an ACH Security Officer or Personal Computer Authentication Contact to operate in bypass authentication mode. NYACH will immediately confirm such instruction by callback or other procedures that NYACH may establish from time to time. The Company further understands that bypass authentication mode will not be put into operation until NYACH has confirmed, using callback or other procedures, such instruction.

         (g) The Company agrees that in authorizing bypass authentication mode, the Company will have refused the use of a security procedures that requires the use of the Authentication Equipment and will have chosen to rely solely on the use of a telephone voice response system. passwords, or other security procedures that NYACH will have adopted. The Company



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understands that these security procedures may be deemed commercially reasonable within the meaning of section 4-A-202(3) of the New York Uniform Commercial
Code. The Company further agrees that whenever an ACH Security Officer or Personal Computer Authentication Contact has authorized NYACH to process in bypass authentication mode, the Company will be bound by any Debit Entry or Credit Entry, whether or not authorized, issued in the Company's name and processed by NYACH in compliance with the security procedure NYACH has established.

         (h) The Company hereby agrees to indemnify Chase against and hold Chase harmless from any and all claims, liabilities, losses, damages, and expenses (including, but not limited to, attorneys' fees and expenses of litigation) arising out of or in connection with the Company's use of the Authentication Equipment or operating the Authentication Equipment in the bypass authentication mode.

         5. SETTLEMENT OF DEBIT ENTRIES AND CREDIT ENTRIES. Chase will receive from NYACH on each banking day a transmittal (the "NYACH Transmittal") showing all Debit Entries and Credit Entries originated by the Company. Using the information contained in the NYACH Transmittal, Chase shall handle the funding and payment of all such Credit Entries and Debit Entries in accordance with Sections 6 and 7 of this Agreement and the Company hereby authorizes Chase to debit and credit the Checkfree Client Accounts in accordance with Sections 6 and 7 based solely upon the information contained in the NYACH Transmittal.

         6. FUNDING FOR CREDIT ENTRIES. Chase shall effect the payment of each Credit Entry listed on the NYACH Transmittal by debiting a designated Checkfree Client Account in the amount of such Credit Entry on the settlement date for such Credit Entry specified in the NYACH Transmittal. The Company shall ensure that the requisite amount of good and collected funds with respect to each Credit Entry is on deposit in the designated Checkfree Client Account at the time Chase effects such debit. If any overdraft results from any debit to a Checkfree Client Account made pursuant to this section, the Company shall repay the amount of such overdraft upon demand in immediately available funds plus interest on such overdraft at such rates as Chase shall establish and advise the Company of from time to time.

         7. PAYMENT OF DEBIT ENTRIES. Chase will credit the funds payable under each Debit Entry listed on the NYACH Transmittal to the Checkfree Client Account designated by the Company. Such credits with respect to any Debit Entry will be made on the date the NYACH Transmittal listing such Debit Entry is received by Chase.

         8. RETURNS AND REVERSALS.

         (A) RETURNED OR REVERSED DEBIT ENTRIES. The amount of all returned or reversed Debit Entries listed on each NYACH Transmittal will be charged against a demand deposit account established and maintained at Chase by the Company in its own right, title and interest (and not as agent for the benefit of the Company's Clients) (the "Return Item Account"), which shall be separate and distinct from the Checkfree Client Accounts. In addition, if final payment for any Debit Entry is not received by Chase for any reason, including without limitation, for reason of the failure, suspension or inability to settle of any Participating Depository Financial Institution, the amount of such Debit Entry will be charged against a designated Return Item Account. All charges effected by Chase pursuant to this Section 8 shall be made on the day Chase receives notice of the return, reversal or failure to make final payment. The Company shall ensure that good and collected funds are on deposit at all times in the Return Item Accounts in an amount sufficient to cover any such returns or reversals. If any such charge causes an overdraft in a Return Item Account, the Company shall repay the amount of such overdraft upon demand in immediately



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available funds plus interest on such overdraft at such rates as Chase shall establish and advise the Company of from time to time.

         (b) RETURNED CREDITS. For each returned Credit Entry listed on a NYACH Transmittal, Chase shall (if it has previously received payment from the Company in accordance with Section 6 and if Chase has obtained payment for the returned Credit Entry from the Receiving Depository Financial Institution) credit the amount of such returned Credit Entry to a designated Return Item Account or make the amount of such Credit Entry available to the Company through such other means as may be agreed upon by the Company and Chase. Any such credit shall be made on the day Chase receives notice of the returned Credit Entry.

         9. ADDITIONAL PROVISIONS REGARDING FUNDS IN THE CHECKFREE CLIENT ACCOUNTS. (a) In the event that Chase receives any notices of garnishment, attachment, levy, or any other such legal process with respect to funds in the Checkfree Client Accounts, Chase covenants that it will promptly advise the Company of such receipt and will cooperate with the Company in connection with such notice. Chase acknowledges the Company's representation that the funds in the Checkfree Client Accounts are being held in trust by the Company for the benefit of the Clients and Chase agrees that any response made by Chase with respect to any such attempted garnishment, attachment, levy or other such legal process will reflect the accurate title of the Checkfree Client Accounts.

         (b) Chase covenants and agrees not to apply or set off the funds in the Checkfree Client Accounts against any indebtedness or other obligations whatsoever of the Company to Chase, except only such application as is required to fund the Credit Entries as provided in Section 6 of this Agreement, whether such set-off rights are granted by (i) common law, (ii) any state or federal statute or regulation, (iii) express contractual agreements between the Company and Chase concerning any depository accounts the Company has with Chase, (iv) Chase's policies and rules concerning depository accounts, or (V) by virtue of any security Interest or other lien granted to Chase by law or by agreement, including, but not limited to, any security interest or lien claimed pursuant to any cross default or cross collateral provisions in any loan document or other contract between the Company and Chase.

         10. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company hereby represents, warrants and covenants that: (a) The execution, delivery and performance by the Company of this Agreement on the terms set forth herein have been duly authorized by all necessary corporate action and do not and will not violate any provision of law or the Company's charter or by-laws or result in the breach of or constitute a default under or require any consent under any other agreement or instrument to which the Company is a party or by which the Company may be bound or affected; (b) the Company hereby makes the same representations and warranties to Chase as Chase (as the "Originating Depository Financial Institution" under the Rules) is deemed to make under Section 2.2 of the Rules; (c) all requirements of the Rules binding on or applicable to the Company as the "Originator" under the Rules have been satisfied and shall continue to be complied with and the Company shall be bound by and comply with the Rules as in effect from time to time, including without limitation, the provision thereof making payment of a Credit Entry by the Receiving Depository Financial Institution to the Payee provisional until receipt by the Receiving Depository Financial Institution of final settlement for such Credit Entry, and the Company acknowledges that it has received notice of such rule and of the fact that if such settlement is not received, the Receiving Depository Financial Institution shall be entitled to a refund from the Payee of the amount credited and the Company shall not be deemed to have paid the Payee the amount of such Credit Entry; and (d) the Company has been duly authorized by each Client to act as such Client's agent with respect to any funds of such Client at any time on deposit in the Checkfree Client Accounts and the Company is holding such funds in trust for the benefit of the Clients.



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         Chase hereby represents, warrants and covenants that the execution, delivery and performance by Chase of this Agreement have been duly authorized by all necessary corporate action and do not and will not violate any provision of law or Chase's charter or by-laws or result in the breach of or constitute a default under or require any consent under any other agreement or instrument to which Chase is a party or by which Chase may be bound or affected.

         11. INDEMNITIES AND RELEASES. Subject to the limitations of the Company's liability set forth below in this Section 11, the Company agrees to indemnify and hold Chase harmless from and against any and all actions, claims, demands, loss, liability or expenses whatsoever (collectively, "Losses"), resulting (a) from the Company's violation of any of its agreements or breach of any of its representations or warranties hereunder, (b) from the maintenance and operation of the Checkfree Client Accounts in accordance with this Agreement, including without limitation the investment by the Company for its own benefit of the funds being held therein and the payment of interest earned on such investments to the Company pursuant to Section 1 hereof, (c) from any Debit Entry or Credit Entry, whether or not authorized, originated in the name of Company under this Agreement, and (d) from any claims by Clients relating to the use or disposition of funds in the ACH Accounts; provided, however, that these indemnities shall not apply to any Losses caused directly or indirectly by Chase's negligence or willful misconduct. These indemnities shall survive the termination of this Agreement.

         Subject to the limitations of Chase's liability set forth below in this
Section 11, Chase agrees to indemnify and hold the Company harmless from and against any and all Losses resulting from Chase's violation of any of its agreements or breach of any of its representations or warranties hereunder; provided, however, that these indemnities shall not apply to any Losses caused directly or indirectly by the Company's negligence or willful misconduct. These indemnities shall survive the termination of this Agreement.

         Neither party shall have any responsibility nor shall incur any liability for any failure to carry out, or any delay in carrying out, any of its obligations hereunder if such failure or delay results from such party's acting in accordance with applicable laws, regulations or rules or interpretations thereof, or from acts of God, labor difficulty, war, terrorist acts, power failure, interruption of transmission or communication facilities, or any other cause beyond such party's control. In addition, Chase shall have no responsibility and shall incur no liability for any act or failure to act by, or for the solvency of or notice to the Company of the solvency of, NACHA or any member thereof, NYACH, NYCHA, any Participating Depository Financial Institution, Federal Reserve Bank or any other third party, or for any error, omission or inaccuracy in the information contained, in any NYACH Transmittal. In no event shall either party be liable for any indirect, consequential or special damages, regardless of the form of action and even if such party has been advised of the possibility of such damages.

         12. NO USE OF NAME. Neither party shall use the name or logo of the other party, or the name or logo of any affiliate of the other party, in any advertising, promotional or other written or tangible material, without the prior written consent of the other party.

         13. COMPENSATION. For the services provided hereunder the Company shall pay to Chase monthly fees calculated in accordance with the fee schedule annexed hereto as Exhibit C. Such fees shall remain in effect until the end of the Initial Term (as defined in Section 14) (except for pass-through charges from the Federal Reserve, an automated clearing house or other processor, which may be increased or decreased by Chase as the amounts charged to Chase are increased or decreased). The fees after the Initial Term shall be mutually agreed upon by the parties. Chase shall either, as the Company and Chase shall mutually agree,
(a) each month send the Company a bill for the fee earned in the prior month, and the Company shall make payment of the same within



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fifteen days following receipt, or (b) each month debit an account of the
Company in the amount of the fee earned by Chase in the prior month. In lieu of such fee, Chase may permit the Company to maintain deposits with Chase in an amount which, in the reasonable determination of Chase, provides Chase with compensation equivalent to such fee.

         14. TERM; TERMINATION. (a) This Agreement shall become effective as of the date hereof and, except as provided in Section 14(b), shall continue in effect for a period of three years from the date hereof (the "Initial Term"). This Agreement shall automatically renew and continue upon the expiration of the Initial Term unless terminated by either party upon not less than ninety days prior written notice to the other party at the end of, or at any time after, the Initial Term.

         (b) Notwithstanding the foregoing, this Agreement may be terminated as follows:

         (i) Either party may terminate this Agreement effective upon written notice to the other party in the event of (A) the other party's breach of a material obligation or duty under this Agreement which breach is incapable of cure or which, being capable of cure, has not been cured within 15 days following receipt of notice of such breach from the terminating party, or (B) the other party's insolvency, receivership or voluntary or involuntary bankruptcy, or the institution of any proceeding therefor, or any assignment for the benefit of such party's creditors, or if in the opinion of the terminating party the financial condition of the other party has become impaired.

         (ii) Chase may at any time terminate this Agreement upon not less than 90 days prior written notice to the Company in the event Chase determines, in its sole discretion, to cease providing to its customers generally the ACH processing services covered by this Agreement. In any event, Chase will use all reasonable efforts to notify the Company promptly after any decision is made that would trigger Chase's termination rights under this section.

         (iii) Either party may at any time terminate this Agreement upon not less than 90 days prior written notice to the other party in the event of a transfer of control of the other party or any entity which directly or indirectly controls the other party, whether by stock purchase, merger, consolidation, sale of assets, operation of law or otherwise.

         Notwithstanding any such termination, this Agreement shall continue in full force and effect as to all Entries whose processing has been commenced by Chase prior to such termination.

         15. NOTICES. Any notices required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered to the parties at the following respective address (or at such other address as shall be specified by like notice) by any method that includes an acknowledgment or other written evidence of receipt:

         To the Company:

               Checkfree Corporation
               8275 North High Street
               Columbus, Ohio 43235
               Attention: General Counsel



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         To Chase:

               The Chase Manhattan Bank, N.A.
               4 Chase Metrotech Center, 20th Floor
               Brooklyn, New York 11245
               Attention: Global Payments and Treasury Services Division,
                          EFT Product Manager

         16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its choice of law principles.

         17. ASSIGNABILITY. This Agreement is not assignable by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         18. MISCELLANEOUS. Either party's waiver of any provision of this Agreement shall not constitute a waiver of such party's rights under that provision in the future or of any other right. This Agreement supersedes and replaces any proposals, representations or warranties, either oral or in writing, previously made by either or both of the parties with respect to the services described herein. In the event that any one or more of the provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the remaining provisions of this Agreement shell not be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first set forth above.

                              CHECKFREE CORPORATION

                              By: /s/ Mark A. Johnson
                                 ----------------------------------
                                       Authorized Signature

                                     Executive Vice President
                                 ----------------------------------
                                 Title

                              THE CHASE MANHATTAN BANK, N.A.

                              By: /s/ Steve Bernstein
                                 ----------------------------------
                                        Authorized Signature

                                      Vice President
                                 ----------------------------------
                                 Title



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